UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 12, 2025

THE AES CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-12291	54-1163725
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4300 Wilson Boulevard Arlington, VA	22203
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:

(703) 522-1315

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities	registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	AES	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

Senior Notes Offering

On March 12, 2025, The AES Corporation (“AES” or the “Company”) issued a press release announcing its proposed offering (the “Offering”) of Senior Notes due 2032 (the “New Notes”). A copy of the press release announcing the Offering is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Tender Offer

On March 12, 2025, the Company issued a press release announcing the commencement of its cash tender offer (the “Tender Offer”) to purchase any and all of its outstanding 3.300% Senior Notes due 2025 (the “Securities”), subject to certain conditions, including the condition that AES shall have obtained net proceeds from the Offering in a minimum aggregate principal amount, together with cash on hand, to purchase the tendered Securities, including payment of the purchase price, accrued interest and any fees payable in connection with the Tender Offer. The Tender Offer is being made pursuant to the offer to purchase dated as of March 12, 2025 and the related notice of guaranteed delivery, which more fully set forth the terms of the Tender Offer. A copy of the press release announcing the Tender Offer is attached hereto as Exhibit 99.2 and incorporated by reference herein.

This Current Report on Form 8-K and the press releases attached hereto as Exhibits 99.1 and 99.2 do not constitute an offer to purchase or a solicitation of an offer to sell any securities or an offer to sell or the solicitation of an offer to purchase any new securities.

Safe Harbor Disclosure

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Securities Act of 1933 and of the Securities Exchange Act of 1934. Such forward-looking statements include, but are not limited to, the intended offering of the New Notes, which are subject to risks and uncertainties such as general economic conditions and other risks and uncertainties. Forward-looking statements are not intended to be a guarantee of future results, but instead constitute AES’ current expectations based on reasonable assumptions.

Actual results could differ materially from those projected in AES forward-looking statements due to risks, uncertainties and other factors. Important factors that could affect actual results are discussed in AES’ filings with the Securities and Exchange Commission (the “SEC”), including, but not limited to, the risks discussed under Item 1A: “Risk Factors” and Item 7: “Management’s Discussion & Analysis” in AES’ 2024 Annual Report on Form 10-K and in subsequent reports filed with the SEC. Readers are encouraged to read AES’ filings to learn more about the risk factors associated with AES’ business. AES undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except where required by law.

Any stockholder who desires a copy of the Company’s 2024 Annual Report on Form 10-K filed March 11, 2025 with the SEC may obtain a copy (excluding the exhibits thereto) without charge by addressing a request to the Office of the Corporate Secretary, The AES Corporation, 4300 Wilson Boulevard, Arlington, Virginia 22203. Exhibits also may be requested, but a charge equal to the reproduction cost thereof will be made. A copy of the Annual Report on Form 10-K may also be obtained by visiting the Company’s website at www.aes.com.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release of the Company, dated March 12, 2025, announcing the Offering.

99.2	Press Release of the Company, dated March 12, 2025, announcing the Tender Offer.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE AES CORPORATION

	By:	/s/ Stephen Coughlin
Date: March 12, 2025	Name:	Stephen Coughlin
	Title:	Executive Vice President and Chief Financial Officer